SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement          [ ] Confidential, for Use of
[ ] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                         HealthCare Capital Corp.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

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    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)
Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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
                             HEALTHCARE CAPITAL CORP
                        111 S.W. FIFTH AVENUE, SUITE 2390
                             PORTLAND, OREGON 97204
                          ----------------------------

                                NOTICE OF SPECIAL
                             MEETING OF SHAREHOLDERS

                                FEBRUARY 9, 1998
                          ----------------------------


         NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of the holders of common shares ("Common Shares") and the holders of Series A
Convertible Preferred Shares (the "Preferred Shares") of HealthCare Capital Corp. (the "Corporation") will be held at Atwater's, 30th Floor, 111 S.W. Fifth Avenue, Portland, Oregon, on Monday, February 9, 1998, at 10 a.m. Pacific Time, for the following purposes:

         1. To consider and approve an amendment of the Corporation's Articles to change its name to Sonus Corp.;

         2.       To consider  and  approve an  amendment  of the  Corporation's
                  Articles   to   effect   a    one-for-five    reverse    split
                  (consolidation) of the Common Shares;

         3. To consider and approve a resolution authorizing the issuance of up to 15,000,000 Common Shares (3,000,000 Common Shares in the event the reverse stock split referred to above is approved) in transactions and at prices as determined by the Board of Directors in its sole discretion;

         4. To consider and approve an amendment to the Corporation's Second Amended and Restated Stock Award Plan; and

         5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only holders of record of Common Shares or Preferred Shares at the close of business on January 2, 1998, are entitled to receive notice of the Meeting.

Portland, Oregon                      BY ORDER OF THE BOARD OF DIRECTORS
January 7, 1998

                                      Brian S. Thompson
                                      Secretary

         We ask that you promptly sign, date and return the enclosed proxy in the enclosed return envelope, whether or not you plan to attend the Meeting in person. If you do attend the Meeting, you may withdraw your proxy and vote in person. All instruments appointing proxies to be used at the Meeting must be deposited at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), prior to 10 a.m. (Calgary time) on February 6, 1998, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting. A person appointed as a proxy need not be a shareholder of the Corporation.

                            HEALTHCARE CAPITAL CORP.

                          ----------------------------

                                 SPECIAL MEETING
                 OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 1998

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT
                          ----------------------------


                             SOLICITATION OF PROXIES

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF HEALTHCARE CAPITAL CORP. (THE "CORPORATION") OF PROXIES TO BE USED AT THE SPECIAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD AT ATWATER'S, 30TH FLOOR, 111 S.W. FIFTH AVENUE, PORTLAND, OREGON, ON MONDAY, FEBRUARY 9, 1998, AT 10 A.M. PACIFIC TIME, AND ANY ADJOURNMENTS THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

         The solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally and by telegram or telephone by directors and officers of the Corporation without additional compensation for such services. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. All costs of solicitation of proxies by the Corporation will be borne by the Corporation. This Circular and accompanying form of proxy will first be mailed to shareholders on approximately January 7, 1998.

         All dollar amounts included in this Circular are expressed in United States dollars. Amounts originally expressed in Canadian dollars have been converted using the applicable spot exchange rate (as quoted by the Federal Reserve Bank of New York for the New York Interbank Market) as of December 31, 1997, or, where appropriate, the applicable date of the specific transaction or payment described. THE EXCHANGE RATE FOR CONVERTING CANADIAN DOLLARS INTO U.S. DOLLARS AT DECEMBER 31, 1997, WAS ______.

                      APPOINTMENT AND REVOCATION OF PROXIES

         The persons designated in the enclosed form of proxy are directors of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY TO REPRESENT HIM OR HER AT THE MEETING. THE PERSON NEED NOT BE A SHAREHOLDER. This right may be exercised either by inserting in the blank space provided the name of the other person a shareholder wishes to appoint or by completing another proper form of proxy. Shareholders who wish to be represented at the Meeting by proxy must deposit their form of proxy prior to 10 a.m. (Calgary time) on February 6, 1998, at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), or deliver it to the Chairman of the Meeting prior to the commencement of the Meeting.

         A shareholder who has given a proxy has the right to revoke it at any time by an instrument in writing executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), addressed to the Secretary of the Corporation, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof.

                          OUTSTANDING VOTING SECURITIES

         The Corporation has two classes of securities outstanding with voting rights, Common Shares, without nominal or par value (the "Common Shares"), and Series A Convertible Preferred Shares, without nominal or par value (the
"Preferred Shares" and, together with the Common Shares, the "Shares"). On January 2, 1998, the Corporation had outstanding 27,284,517 Common Shares and 13,333,333 Preferred Shares, each carrying the right to one vote per share. In addition, the Corporation has reserved for issuance: (i) 17,833,308 Common Shares upon the exercise of share purchase warrants presently outstanding; (ii) 900,000 Common Shares upon the conversion of convertible subordinated notes due April 30, 1998; (iii) 1,100,000 Common Shares upon the conversion of convertible subordinated notes due July 31, 1998; and (iv) 2,677,000 Common Shares upon the exercise of stock options presently outstanding held by employees, directors, and officers of, and consultants to, the Corporation. The holders of the Common Shares and the holders of the Preferred Shares will vote together as a single class at the Meeting.

         Only shareholders of record at the close of business on January 2, 1998, will be entitled to vote at the Meeting, except to the extent that a shareholder has transferred ownership of any of his or her Common Shares or Preferred Shares after the record date and the transferee of those shares has produced properly endorsed share certificates or has otherwise established that he or she owns the shares and, in either case, has requested, not later than January 30, 1998, that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, in which case such transferee shall be entitled to vote such shares at the Meeting.

                                VOTING OF PROXIES

         When a proxy in the accompanying form is properly executed and returned, the Common Shares or Preferred Shares represented thereby will be voted at the Meeting in accordance with the instructions specified in the spaces provided in the proxy. IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES WILL BE VOTED IN FAVOR OF THE MATTERS LISTED IN THE ACCOMPANYING NOTICE OF MEETING.

         A quorum of shareholders will be established at the Meeting if not less than 331/3% of the combined total of Common Shares and Preferred Shares issued and entitled to vote at the Meeting are represented in person or by proxy.

         A DIRECTION TO "WITHHOLD VOTE" (ABSTAIN) WITH RESPECT TO PROPOSALS 1 THROUGH 4 SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING WILL BE DEEMED TO HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL. Shares represented by duly executed and returned proxies of brokers or other nominees which are expressly not voted on any matter will have no effect on the required vote on the matter.

         The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to any amendments to matters identified in the accompanying Notice of Meeting and other matters that may properly come before the Meeting. Management is not aware of any amendments to matters identified in the Notice of Meeting or of any other matters that are to be presented for action at the Meeting.

            SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

         The following table gives information regarding the beneficial ownership of Common Shares as of January 2, 1998, by each of the Corporation's directors, by certain of the Corporation's executive officers, and by the Corporation's present directors and executive officers as a group. In addition, it gives information, including addresses, regarding each person or group known to the Corporation to own beneficially more than 5% of the outstanding Common Shares or Preferred Shares. Information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. Unless otherwise indicated, all shares listed as beneficially owned are held with sole voting and investment power. The numbers in the table include Common Shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after January 2, 1998.


=============================================================================================================================
                                                                Amount and
                                                   Class           Nature                 % of               % of
                                                     of         of "Beneficial            Common            Preferred
                    Name                           Shares       Ownership"(1)(2)          Shares(1)(2)        Shares
-----------------------------------------------------------------------------------------------------------------------------
Joel Ackerman                                      Common                 --                    --                 --
-----------------------------------------------------------------------------------------------------------------------------
A. Baron Cass III                                  Common        1,633,514(3)                  5.9%                --
5005 LBJ Freeway, Ste. 1130
Dallas, Texas 75244
-----------------------------------------------------------------------------------------------------------------------------
Brandon M. Dawson                                  Common        4,550,000                    16.5%                --
111 S.W. Fifth Ave., Ste. 2390
Portland, Oregon 97204
-----------------------------------------------------------------------------------------------------------------------------
William DeJong                                     Common          157,200                      *                  --
-----------------------------------------------------------------------------------------------------------------------------
Kathy A. Foltner                                   Common           69,000                      *                  --
-----------------------------------------------------------------------------------------------------------------------------
Gregory J. Frazer, Ph.D.                           Common        1,711,959(4)                  6.2%                --
18531 Roscoe Blvd., Ste. 201
Northridge, California 91324
-----------------------------------------------------------------------------------------------------------------------------
Douglas F. Good                                    Common        1,209,562                     4.4%                --
-----------------------------------------------------------------------------------------------------------------------------
Hugh T. Hornibrook                                 Common          200,000                      *                  --
-----------------------------------------------------------------------------------------------------------------------------
 Warburg, Pincus & Co.(5)                          Common       23,333,333(5)                 46.1%                --
466 Lexington Avenue                              Preferred     13,333,333(5)                  --                 100%
New York, New York 10017-3147
-----------------------------------------------------------------------------------------------------------------------------
All directors and executive officers as a           Common       8,547,721                    30.1%                --
group (9 persons)
=============================================================================================================================


--------------
*Less than 1% of the outstanding Common Shares.

(1) "Beneficial Ownership" includes Common Shares that the person has the right to acquire through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after January 2, 1998, as follows: A. Baron Cass III, 533,832 shares; Brandon
         M. Dawson, 300,000 shares; William DeJong, 75,000 shares; Kathy A. Foltner, 62,500 shares; Gregory J. Frazer, Ph.D., 250,000 shares; Hugh
         T. Hornibrook, 200,000 shares; Warburg, Pincus & Co., 23,333,333 shares; and all directors and executive officers as a group, 1,187,500 shares.

(2) Calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, pursuant to which Common Shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after January 2, 1998, have been included in shares deemed to be outstanding for purposes of computing percentage ownership by such person.

(3)      Includes   Common  Shares   beneficially   owned  by  the  Cass  Family
         Foundation, the Cass Childrens Trust, and the Prime Petroleum Profit Sharing Trust.

(4) Includes 246,491 Common Shares held by Carissa Bennett, Mr. Frazer's wife.

(5) Warburg, Pincus & Co. is the general partner of Warburg, Pincus Ventures, L.P., the record owner of 13,333,333 Preferred Shares, together with warrants to purchase 10,000,000 Common Shares. Each Preferred Share is entitled to one vote. The Preferred Shares vote together with the Common Shares as a single class. The Preferred Shares held by Warburg represent approximately 33% of the combined voting power of the Shares. Of the 23,333,333 Common Shares shown as beneficially owned by Warburg, 13,333,333 shares represent the Common Shares issuable upon conversion of the 13,333,333 Preferred Shares outstanding.

ACQUISITION OF SECURITIES BY WARBURG, PINCUS VENTURES, L.P.

         On December 24, 1997, the Corporation consummated the sale of 13,333,333 Preferred Shares, together with warrants to purchase 10,000,000 Common Shares for $2.40 per share (the "Warrants"), contemplated by the Securities Purchase Agreement dated November 21, 1997, between the Corporation and Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"). The general partner of Warburg is Warburg, Pincus & Co.

         The  Preferred   Shares  and  Warrants  were  issued  in  exchange  for
$18,000,000 in cash from the liquid investment funds held by Warburg. The Preferred Shares, which are entitled to one vote per share (or such other number of votes equal to the number of Common Shares into which a Preferred Share shall be convertible from time to time) in the election of directors and any other matters presented to the shareholders of the Corporation for action or consideration, represent approximately 33% of the outstanding voting securities of the Corporation. Including the Common Shares issuable upon exercise of the Warrants, Warburg "beneficially owns" approximately 46% of the equity securities of the Corporation.

         The Preferred Shares may be converted at any time, in whole or in part, into Common Shares. The conversion rate is one Common share for each Preferred Share surrendered for conversion, subject to adjustment for stock dividends, stock splits, reverse stock splits, recapitalizations, and other anti-dilution adjustments.

         As long as Warburg beneficially owns a number of outstanding Shares constituting at least 10% of the outstanding Common Shares (including for this purpose the Common Shares issuable upon conversion of the Preferred Shares but not the Common Shares issuable upon exercise of the Warrants), the Corporation will be required to nominate and use its reasonable best efforts to cause to be elected and to remain as directors two persons, reasonably satisfactory to the Corporation and acceptable to The Alberta Stock Exchange (the "ASE"), if applicable, designated by Warburg. On December 24, 1997, in partial satisfaction of this requirement, the Board of Directors of the Corporation (the "Board") elected Joel Ackerman, a vice president of E. M. Warburg, Pincus & Co., LLC, as a director of the Corporation, filling the vacancy created by the resignation of Gene K. Balzer, Ph.D. Warburg has not yet determined the identity of its second nominee to the Board.

         The number of directors as to which Warburg has the right to designate nominees will increase to three if and for so long as the number of positions on the Board exceeds eight. Such number will decrease by one if Warburg beneficially owns a number of outstanding Shares constituting less than 10% of the outstanding Common Shares (including for this purpose the Common Shares issuable upon conversion of the Preferred Shares but not the Common Shares issuable upon exercise of the Warrants) and will further decrease to none if

Warburg beneficially owns less than 3,333,333 outstanding Shares. As long as Warburg beneficially owns at least 3,333,333 outstanding Shares, the number of positions on the Board may not exceed 11. The right to designate one director may be transferred by Warburg to a single purchaser of at least 6,666,667 Preferred Shares or Common Shares issued upon conversion thereof.

         Prior to consummation of the transaction with Warburg, control of the Corporation was effectively in the hands of the Corporation's directors, particularly Douglas F. Good, Chairman of the Board, and Brandon M. Dawson, President and Chief Executive Officer, who together owned 20% of the outstanding Common Shares. Messrs. Good and Dawson now hold a total of 13% of the voting securities of the Corporation.

         As a result of Warburg's significant percentage share ownership, as well as its right to designate nominees for director as discussed above, Warburg will be able to exercise substantial influence and control over the Corporation's affairs. For as long as Warburg beneficially owns at least 3,333,333 outstanding Common Shares or Preferred Shares, the Corporation will not, without Warburg's consent, (i) sell, lease, exchange or transfer all or substantially all of its assets to any third party, (ii) amalgamate the Corporation with another corporation such that the then existing shareholders of the Corporation hold less than 51% of the combined voting power of the amalgamated corporation, (iii) materially change the nature of the Corporation's business, (iv) effect a liquidation, amalgamation or sale of the Corporation or sell substantially all of its or its subsidiaries' assets, or (v) with certain exceptions, redeem or pay a dividend or distribution on its Common Shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years indicated the compensation awarded or paid to, or earned by, the Corporation's chief executive officer and the Corporation's other executive officers whose salary level and regular bonus for the fiscal year ended July 31, 1997, exceeded $100,000.

                                                     Annual                                Long-Term
                                                 Compensation                            Compensation Awards

                                                                                          Number of Shares
Name and Principal Position         Year             Salary            Bonus              Underlying Options

Brandon M. Dawson                   1997             $130,000         $  --                         --
 President and Chief                1996               86,667            --                      650,000
 Executive Officer

Kathy A. Foltner                    1997               85,000           37,500                   125,000
 Vice President-Operations

Gregory J. Frazer, Ph.D.            1997              110,000            --                      400,000
 Vice President-Business
 Development

In addition, two other executive officers of the Corporation were paid an aggregate of $215,289 in cash compensation, including incentive compensation of $50,454 relating to an acquisition, during the 1997 fiscal year.

OPTION GRANTS

         During the fiscal year ended July 31, 1997, the Corporation granted stock options to employees and directors under its Stock Option Plan adopted effective November 18, 1993, and its Stock Award Plan adopted effective December 10, 1996. Options are granted at the discretion of the Board of Directors. Options granted to date have a term of five years and generally vest in two or more equal annual installments. The options are not transferable or assignable.

         The following table sets forth certain information concerning grants of options to purchase Common Shares to individuals who were directors or executive officers of the Corporation during the fiscal year ended July 31, 1997:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       Number of          Percentage of

                                         Shares           Total Options                      Market
                                       Underlying           Granted to         Exercise      Price on
                                         Options           Employees in          Price       Grant Date
              Name                      Granted            Fiscal Year         ($/share)     ($/share)        Expiration Date

Gene K. Balzer, Ph.D.                      --                   --                --           --                  --
Brandon M. Dawson                          --                   --                --           --                  --
William DeJong                             --                   --                --           --                  --
Randall E. Drullinger                      --                   --                --           --                  --
Kathy A. Foltner                       125,000(1)              8.2%              $1.45        $1.45           Feb. 5, 2002
Gregory J. Frazer, Ph.D.               400,000(2)              26.4               1.30         1.76           Oct. 1, 2001
Douglas F. Good                            --                   --                --            --                 --
Hugh T. Hornibrook                         --                   --                 --           --                 --
Edwin J. Kawasaki                      170,000(3)              11.2              1.12         1.12            May 8, 2002




--------------

(1) One-half of Ms. Foltner's options became exercisable on November 1, 1997, with the balance becoming exercisable on November 1, 1998.

(2) One-half of Mr. Frazer's options became exercisable on October 1, 1997, with the balance becoming exercisable on October 1, 1998.

(3) One-half of Mr. Kawasaki's options became exercisable on August 12, 1997, with the balance becoming exercisable on August 12, 1998.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth certain information regarding option exercises during the fiscal year ended July 31, 1997, and the fiscal year-end value of unexercised options held by individuals who were directors or executive officers of the Corporation during the 1997 fiscal year:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                        Number of Securities
                                                                             Underlying
                                                                             Unexercised                    Value of Unexercised
                                                                             Options at                     In-the-Money Options
                                                                            July 31, 1997                    at July 31, 1997(2)
                               Shares
                             Acquired on           Value                                                                 Unexer-
Name                          Exercise          Realized(1)     Exercisable        Unexercisable      Exercisable        cisable
Gene K. Balzer, Ph.D.         200,000           $170,741              --                --              $  --               --
Brandon M. Dawson             250,000            211,420            300,000             --                275,687           --
William DeJong                  --                 --                75,000             --                 35,275           --
Randall E. Drullinger           --                 --               200,000             --                 --               --
Kathy A. Foltner                --                 --                  --            125,000               --               --
Gregory J. Frazer, Ph.D.        --                 --                  --            400,000               --               --
Douglas F. Good               225,000            180,118               --                --                --               --
Hugh T. Hornibrook              --                 --               200,000              --                --               --
Edwin J. Kawasaki               --                 --                  --            170,000               --            $11,900


--------------

(1) The value realized was calculated based on the excess of the closing sale price of the Common Shares reported on the ASE on the date of exercise over the exercise price.

(2) The value shown was calculated based on the excess of the closing sale price of the Common Shares reported on the ASE on July 31, 1997, over the per share exercise price of the unexercised in-the-money options.

EMPLOYMENT AND CONSULTING AGREEMENTS

         On October 1, 1996, the Corporation entered into a five-year employment agreement with Gregory J. Frazer, Ph.D., its Vice President-Business Development, that provides for a base salary of $110,000 per year and for a bonus based on the aggregate net income of the hearing clinics acquired by the Corporation that were previously owned in part by Mr. Frazer. The employment agreement also provides for certain employee benefits and options to purchase up to 200,000 Common Shares at $1.30 per share included in the table under "Option Grants" above. Mr. Frazer has also entered into an agreement with the Corporation which contains covenants not to compete with and not to solicit employees, clients or customers of the Corporation on behalf of a competitor during his period of employment and for three years following termination of his employment.

         On October 31, 1996, the Corporation entered into a three-year employment agreement with Kathy A. Foltner, its Vice President-Operations, that provides for a salary of $85,000 per year. The employment agreement also provides for certain employee benefits and options to purchase up to 125,000 Common Shares at $1.45 per share included in the table under "Option Grants" above.

         Effective January 1, 1997, the Corporation entered into a five-year consulting agreement with Hugh T. Hornibrook, a director of the Corporation, under which the Corporation pays Mr. Hornibrook a retainer of $72 per month and $91 per hour for consulting services on an as-needed basis.

         Since January 1, 1997, the Corporation has retained NeuroDynamic Systems, Inc., at the rate of $6,000 per month, to provide consulting services in connection with the Corporation's Canadian operations and the development of a training program for audiologists. The consulting arrangement may be canceled at any time by the Corporation. Gene K. Balzer, Ph.D., a director of the Corporation until December 24, 1997, is president and sole shareholder of NeuroDynamic Systems, Inc.

         The Corporation has entered into employment agreements with Brandon M. Dawson, its President and Chief Executive Officer, Edwin J. Kawasaki, its Vice President-Finance and Chief Financial Officer, and Randall E. Drullinger, its Vice President of Marketing, effective November 14, 1997. The term of each agreement expires on December 24, 2001, subject to automatic one-year extensions annually unless either party gives six months' prior written notice of non-extension. The agreements provide for annual base salaries of $195,000, $115,000, and $104,000 to Messrs. Dawson, Kawasaki, and Drullinger, respectively, subject to such increases (but not decreases) as are determined from time to time by the Board or a compensation committee designated by the Board. Each executive will be eligible to receive an annual incentive bonus beginning with the 1998 fiscal year in an amount to be determined by the Board up to a specified percentage of the executive's base salary as follows: Mr. Dawson, 100%; Mr. Kawasaki, 50%; and Mr. Drullinger, 50%. In addition, upon execution of his agreement, Mr. Kawasaki received a bonus for services performed in the 1997 fiscal year in the amount of $42,500. The Corporation also agreed to grant nonqualified stock options to the executives as described in the New Plan Benefits table under "4. Approval of Amendment to Stock Award Plan." The agreements provide that the executives will be entitled to participate in all of the Corporation's compensation plans covering key executive and managerial employees, including, without limitation, medical, disability and life insurance benefits and vacation pay, as well as reimbursement for the lease of an automobile up to $12,000 per year for Mr. Dawson and $6,000 per year for each of Messrs. Kawasaki and Drullinger. The Corporation will also provide Mr. Dawson with an equity split-dollar life insurance policy with a face amount of $2,000,000, provided that the premiums paid by the Corporation per year will not exceed $20,000, to be recovered from the death benefits, surrender value or loan proceeds payable on the policy.

         The agreements with Messrs. Dawson, Kawasaki, and Drullinger include an agreement on the part of each executive not to compete with the Corporation for a period of three years after the executive's employment with the Corporation is terminated. If the executive's employment is terminated by reason of death, the Corporation will pay to the executive's personal representative his base salary through the date of death. In the event of the executive's termination due to disability, the executive will be entitled to receive his base salary reduced by any benefits paid under the Corporation's group long-term disability insurance plan for the remaining term of the agreement and the portion of his annual bonus relating to the period before his disability. If the executive's employment is terminated by the Corporation for cause or the executive terminates his employment voluntarily without good reason, the Corporation will pay the executive his base salary through the effective date of termination, together with any accrued benefits to which the executive is entitled under the terms of the Corporation's compensation plans. Cause includes a material act of fraud, dishonesty or moral turpitude, gross negligence or intentional misconduct. Good reason includes a material demotion in the executive's status or position, a material change in his duties that is inconsistent with his position, a reduction in his base salary, or a failure to continue his participation in the Corporation's compensation plans on terms comparable to other key executives. If the executive's employment is terminated by the Corporation without cause or by the executive with good reason, the Corporation will pay the executive's base salary through the termination date, plus an amount of severance pay equal to, with respect to Messrs. Kawasaki and Drullinger, one times the executive's base salary payable in 12 monthly installments and, with respect to Mr. Dawson, two times the sum of his base salary and his average annual bonus for the prior two fiscal years payable in 24 monthly installments. In addition, upon such termination without cause or with good reason, the Corporation will afford continued participation in the Corporation's compensation plans (or, if not permitted under the general provisions of any such plan, will provide a substantially equivalent benefit) for two additional years in the case of Mr. Dawson and for one year in the case of Messrs. Kawasaki and Drullinger.

COMPENSATION OF DIRECTORS

         The directors of the Corporation do not receive any fees for attending Board meetings but are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. The Corporation has no other standard arrangement pursuant to which directors are compensated by the Corporation for their services in their capacity as directors. The Corporation may from time to time, as it has in the past, grant stock options to directors in accordance with the policies of the ASE and the Alberta Securities Commission and the securities laws and regulations of the jurisdictions where the directors reside. Options granted during the 1997 fiscal year are included in the table under "Option Grants" above.

                 INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

         On October 1, 1996, the Corporation acquired 11 hearing care clinics in Southern California through the acquisition of all of the outstanding shares of three corporations owned by Gregory J. Frazer, Ph.D., who was subsequently appointed Vice President-Business Development and a director of the Corporation, his wife, Carissa Bennett, and Jami Tanihana (the "HCA Shareholders"). The consideration paid by the Corporation consisted of $314,724 in cash and 2,389,536 Common Shares of which Mr. Frazer and Ms. Bennett received a total of 1,470,359 shares. Mr. Frazer and Ms. Bennett also received a total of $196,294 in payment for covenants not to compete.

         Twenty-five percent, or 597,384, of the Common Shares issued to the HCA Shareholders are being held by the Corporation (the "Retained Shares"). One Common Share will be issued to the HCA Shareholders on a pro rata basis from the Retained Shares for each dollar by which net current assets (as defined in the acquisition agreement) of the acquired corporations exceed certain target amounts. To the extent that such net current assets do not exceed the target amounts, the HCA Shareholders may elect to either pay the Corporation one dollar or cancel one Retained Share for each dollar of shortfall. A Retained Share is also required to be canceled or a dollar paid to the Corporation for each dollar by which long-term liabilities of the acquired corporations exceed a specified amount, or certain accounts receivable remain uncollected after specified time periods.

         The HCA Shareholders have the right, until September 30, 2001, to require the Corporation to redeem an aggregate of 15,000 of their Common Shares as of the last day of each calendar quarter at a price of $1.67 per share. The redemption rights are noncumulative and expire if not exercised as of the end of any calendar quarter as to such quarter. Pursuant to such redemption rights, the Corporation has redeemed a total of 19,800 shares from Ms. Tanihana, 6,600 shares from Ms. Bennett and 1,800 shares from Mr. Frazer for consideration of $33,066, $11,022, and $3,006, respectively.

         During 1997, the Corporation has acquired six additional hearing clinics in Southern California in which Mr. Frazer was part-owner. Of the aggregate cash purchase price of $1,217,231 for the six clinics, Mr. Frazer and Ms. Bennett received a total of $560,377. Mr. Frazer and Ms. Bennett also received the sum of $147,654 in payment for covenants not to compete in connection with the acquisitions.

         On October 31, 1996, the Corporation acquired the Midwest Division of Hearing Health Services, Inc. (the"Midwest Division"), in exchange for convertible subordinated notes made payable to certain affiliates of Hearing Health Services, Inc., in the aggregate amount of $2,600,000 convertible into 2,000,000 Common Shares and the assumption of a promissory note with a balance of $360,000 payable to Kathy A. Foltner, Vice President-Operations of the Corporation. The promissory note is payable in equal annual installments of $120,000 beginning July 1, 1997, and bears interest at 6% per annum. The balance of the promissory note at September 30, 1997, was $240,000. In addition to the promissory note, the Corporation also agreed to assume an obligation of the Midwest Division to pay Ms. Foltner $50,000 in each of 1997, 1998, and 1999, if specified production goals are met. Ms. Foltner has met the specified production goals for 1997. The Corporation has paid Ms. Foltner $37,500 for the period from October 1, 1996 to July 31, 1997, and will pay her an additional $12,500 by December 31, 1997.

         Under the terms of an escrow agreement dated January 14, 1994, among the Corporation, a trustee, and Michael G. Thomson, Craig R. Thomson, Murray T.A. Campbell, Bruce A. Ramsay and William DeJong (the "Founding Shareholders"), 3,000,000 Common Shares were issued to the Founding Shareholders in exchange for an aggregate of $100,000 in cash and deposited in escrow with the trustee. As of October 21, 1997, the final 1,000,000 Common Shares were subject to release from escrow.

         Douglas F. Good, Marilyn Marshall, and Trudy McCaffery (the "Fraserview Shareholders"), the Corporation, and a trustee are parties to an escrow agreement dated October 7, 1994 (the "Performance Escrow Agreement"), with respect to 4,250,000 Common Shares (the "Performance Shares") that were issued to the Fraserview Shareholders in connection with the Corporation's acquisition of Fraserview Hearing & Speech Clinic Ltd. The terms of the Performance Escrow Agreement specify that one Common Share is eligible for release from escrow, upon application to the ASE, for each $0.08 of "cash flow" generated by the Corporation. For purposes of the Performance Escrow Agreement, "cash flow" is defined as the Corporation's net income as shown on the Corporation's audited financial statements, plus depreciation, depletion, deferred taxes, and amortization of goodwill and research and development costs. All of the Performance Shares remain subject to the Performance Escrow Agreement.

         Pursuant to a purchase and sale agreement (the "Share Purchase Agreement") dated as of April 15, 1996, between the Fraserview Shareholders and Brandon M. Dawson, Roger W. Larose, Randall E. Drullinger and Hugh T. Hornibrook (the "Purchasers"), the Fraserview Shareholders sold all of the Performance Shares to the Purchasers for an aggregate consideration of $601,637. Pursuant to an assignment and novation agreement dated as of August 28, 1996, Roger W. Larose agreed to assign all of his right, title and interest in the Share Purchase Agreement to Brandon M. Dawson. In addition, pursuant to an assignment and novation agreement dated as of February 27, 1997, Mr. Hornibrook agreed to assign all of his right, title, and interest in the Share Purchase Agreement to Edwin J. Kawasaki. The assignments are subject to the approval of the ASE. As a result of the Share Purchase Agreement and assignments, Messrs. Dawson, Drullinger and Kawasaki hold 3,900,000, 250,000 and 100,000 Performance Shares, respectively.

         From 1994 through July 31, 1996, Douglas F. Good, a shareholder and director of the Corporation and its former chief executive officer, advanced funds to the Corporation for short-term working capital and acquisitions. Interest on the advances accrued at 9% per annum. The Corporation paid Mr. Good aggregate interest of $43,001 for the three-year period ended July 31, 1996 and the highest outstanding balance during such period was $240,167 during January 1995. As of July 31, 1996, the total of the advances and all accrued interest had been repaid.

         William DeJong is a partner in the Calgary, Alberta law firm of Ballem MacInnes and a director and a Founding Shareholder of the Corporation. During the period from August 1, 1995, to July 31, 1997, total fees, disbursements and government sales tax paid to Ballem MacInnes by the Corporation for legal services were approximately $204,500. Mr. DeJong was granted options to purchase 50,000 shares at $0.07 per share in November 1993, which he exercised on February 22, 1996.

         On January 11, 1996, Michael G. Thomson, a former officer and director and a Founding Shareholder, exercised options granted in November 1993 for 200,000 Common Shares at $0.07 per share.

         Under a settlement agreement between the Corporation and Roger W. Larose, formerly the Corporation's chief operating officer, the Corporation agreed to pay the exercise price of 200,000 options to purchase Common Shares held by Mr. Larose. On April 1, 1996, Mr. Larose exercised options for 100,000 Common Shares at $0.28 per share and Douglas F. Good, as an advance to and on behalf of the Corporation, paid the exercise price of $28,048 to the Corporation. On September 30, 1996, Mr. Larose exercised options for an additional 100,000 Common Shares at $0.28 per share and Mr. Good, as an advance to and on behalf of the Corporation, paid the exercise price of $27,900 to the Corporation.

         Brandon M. Dawson subsequently executed promissory notes in favor of Mr. Good equal to the amounts advanced by Mr. Good in connection with the options exercised by Mr. Larose, and Mr. Dawson was substituted for Mr. Good as the obligee with respect to such advances. Interest on the advances made by

Mr. Dawson accrues at the rate of 9% per annum. At September 30, 1997, the outstanding balance of the advances made by Mr. Dawson, with accrued interest, was $61,165.

         On April 1, 1996, Brandon M. Dawson exercised options for 100,000 Common Shares at $0.28 per share. In connection with such exercise, Mr. Dawson paid the Corporation $28,048. On May 8, 1997, Mr. Dawson exercised options for 250,000 Common Shares at $0.27 per share. In connection with such exercise, the Corporation loaned Mr. Dawson $67,500 to pay the aggregate exercise price of the options. The loan, which accrues interest at 10% per annum, is due on May 8, 1998.

                     PARTICULARS OF MATTERS TO BE ACTED UPON

         To the knowledge of the Board, the only matters to be acted upon at the Meeting are those set forth in the accompanying Notice of Meeting relating to changing the Corporation's name to Sonus Corp., approving a reverse stock split (consolidation) of the Common Shares, authorizing the issuance of additional Common Shares, and approval of an amendment to the Corporation's Second Amended and Restated Stock Award Plan.

1.       APPROVAL OF PROPOSED CHANGE OF CORPORATE NAME

         Management of the Corporation believes that its present corporate name does not accurately reflect the nature of its business and services. Accordingly, the Board has unanimously approved a change in the Corporation's name to Sonus Corp. and has directed that the change, which requires amendment of the Corporation's Articles, be submitted to the shareholders for approval. The name change is subject to the final approval of the ASE.

         Management believes that the proposed name change will enhance the Corporation's marketing efforts and increase public awareness of its identity and services. The Corporation's clinics in Illinois and Michigan already operate under the assumed business name of Sonus. In addition, the names of the Corporation's Canadian and U.S. subsidiaries have already been changed to Sonus-Canada Ltd. and Sonus-USA, Inc., respectively.

         At the Meeting, the shareholders will be asked to consider and, if thought fit, to approve the following special resolution:

                  "RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION THAT, upon receipt of final approval from The Alberta Stock Exchange and subject to the authority of the Board of Directors in its sole discretion to elect not to pursue such action, Item No. 1 of the Articles be amended to change the name of the Corporation to Sonus Corp. and that any one director or officer of the Corporation be authorized to sign the articles of amendment and to sign any other documents and take any other actions deemed necessary or proper to give effect to this resolution."

         THIS SPECIAL RESOLUTION WILL NOT TAKE EFFECT UNLESS IT IS APPROVED BY AT LEAST TWO-THIRDS OF THE VOTES CAST BY THE SHAREHOLDERS ON THE MOTION AT THE MEETING, APPROVED BY THE ASE, AND CONFIRMED BY THE ENDORSEMENT BY THE REGISTRAR OF CORPORATIONS (THE "REGISTRAR") UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA) OF A CERTIFICATE OF AMENDMENT OF THE ARTICLES OF THE CORPORATION. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THIS SPECIAL RESOLUTION APPROVING THE AMENDMENT OF THE ARTICLES.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE CORPORATION'S ARTICLES TO CHANGE ITS NAME TO SONUS CORP.

2.       APPROVAL OF REVERSE STOCK SPLIT (CONSOLIDATION)

GENERAL

         For the reasons discussed below, the management of the Corporation believes it to be in the best interests of the Corporation to effect a one-for-five reverse stock split (consolidation) of the presently issued and outstanding Common Shares (the "Reverse Split"). The Reverse Split is subject to the final approval of the ASE. If the Reverse Split is approved by the shareholders at the Meeting and by the ASE, pursuant to the terms of the Reverse Split, each holder of record of Common Shares on the effective date of the Reverse Split will thereafter be deemed to hold one Common Share for every five presently issued and outstanding Common Shares held of record on that date.

         The principal effect of the Reverse Split is to decrease the number of Common Shares outstanding from 27,284,517 to approximately 5,456,000. The Common Shares outstanding immediately after the Reverse Split will be fully paid and nonassessable. The voting rights and other rights that accompany the Common Shares will not be affected by the Reverse Split.

         All outstanding stock options, share purchase warrants, and convertible securities exercisable for or convertible into Common Shares will be adjusted to reduce the number of shares subject thereto by a factor of five and to increase the exercise or conversion price by a factor of five. Thus, following the Reverse Split, each outstanding Preferred Share will be convertible into one-fifth of a Common Share, or a total of 2,666,666 Common Shares, and will be entitled to one-fifth of a vote on all matters submitted for action by the Corporation's shareholders. The Preferred Shares will continue to represent approximately one-third of the total voting power of the Shares until additional Common Shares are issued and outstanding. Also, under the terms of the Corporation's Second Amended and Restated Stock Award Plan, the Reverse Split will reduce the number of Common Shares reserved for issuance under such plan by a factor of five. See "4. Approval of Amendment to Stock Award Plan" below.

PURPOSE OF THE PROPOSED REVERSE SPLIT

         Management has proposed the Reverse Split in an effort to enhance the attractiveness of the Common Shares to the financial community and investing public. The decrease in the number of Common Shares outstanding, in the absence of any material change in the financial condition of the Corporation, is expected to lead to an increase in the market price of the Common Shares, although such increase may not be proportionate to the reduction in the number of outstanding Common Shares resulting from the Reverse Split.

         On December 24, 1997, the Corporation received conditional approval from the American Stock Exchange (the "AMEX") for listing of the Common Shares on the AMEX. The Corporation's listing application is conditional upon approval and implementation of the Reverse Split and compliance with the AMEX's listing requirement of a per share trading price of at least $3.00. On December 31, 1997, the reported closing sale price of the Common Shares on the ASE was U.S. $____ per share. The Board believes that listing on the AMEX will enhance the visibility, liquidity, and trading market for the Common Shares.

         Among other factors considered by the Board in reaching its decision to recommend the Reverse Split for approval is that many brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Also, brokerage commissions typically represent a higher percentage of the sales price of a lower priced stock than does the commission on a relatively higher priced issue. Additionally, some investors view low-priced stock as unattractive or will not invest in such stock as a matter of policy. On the other hand, some types of investors may be attracted to low-priced stock due to the greater price volatility sometimes associated with such securities. Also, for some shareholders, the Reverse Split may result in their holding fewer than 100 Common Shares. Trading in such "odd lots" typically entails higher brokerage commissions than do "round lots" of 100 shares.

         Management believes that a higher trading price, as well as listing on the AMEX, will have an overall positive effect on the trading market for the Common Shares. There can be no assurance, however, that the

Reverse Split will have a positive impact on the market price of the Common Shares or that any such increase in market price can be sustained, or that the marketability of the Common Shares will improve as a result of the Reverse Split.

IMPLEMENTATION OF REVERSE SPLIT

         If the Reverse Split is approved by the shareholders at the Meeting and final approval by the ASE is received, the Reverse Split will be effected by means of the filing of Articles of Amendment with the Registrar under the Business Corporations Act (Alberta). The proposed form of Articles of Amendment to effect the Reverse Split is attached as Schedule A to this Circular. When the Articles of Amendment become effective, without any further action on the part of the Corporation or the shareholders, the certificates representing Common Shares outstanding immediately prior thereto (the "Old Shares") will be deemed automatically to represent one-fifth the number of Common Shares shown on such certificates (the "New Shares"), provided that no fractional New Shares will be issued as a result of the Reverse Split. See "Certificates and Fractional Shares" below.

         In its discretion, the Board may elect to abandon the Reverse Split and not take the steps necessary to effect its implementation. The decision of the Board on when and whether to implement the Reverse Split will be based upon prevailing market conditions, the likely effect on the market price of and liquidity of the Common Shares, and other relevant factors.

CERTIFICATES AND FRACTIONAL SHARES

         As soon as practicable after the effective date of the Reverse Split, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the effective date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to the Company's exchange agent. Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with the certificate(s) representing Old Shares, a shareholder will be entitled to receive a certificate representing the number of New Shares into which his Old Shares have been reclassified and changed as a result of the Reverse Split.

         Shareholders should not submit any certificates until requested to do so. No new certificate will be issued to a shareholder until he has surrendered his outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

         No fractional New Shares will be issued and no such fractional share interest will entitle the holder thereof to any rights as a shareholder of the Corporation. In lieu of any fractional share interest, shareholders holding a number of Old Shares on the effective date of the Reverse Split which is not evenly divisible by five and shareholders holding fewer than five Old Shares will, upon surrender of their certificates for Old Shares, receive cash in lieu of fractional shares. The price payable by the Corporation will be determined by multiplying the fraction of a New Share by the closing sale price of the Common Shares on the ASE on the effective date of the Reverse Split (or, in the event that the Common Shares are not traded on such date, such closing sale price on the next preceding day on which the Common Shares were traded on the ASE).

         The funds required to purchase fractional shares resulting from the Reverse Split will be paid from the Corporation's current cash reserves. Approximately 51% of the Common Shares outstanding are registered in the names of clearing depositaries. It is therefore not possible to predict with certainty the number of fractional shares and the total dollar amount that the Corporation will be required to pay to redeem such fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

CANADIAN AND U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following is only a brief summary of the principal Canadian and U.S. federal income tax consequences to shareholders of the Reverse Split. Shareholders are advised to consult with their own tax advisers in light of their own particular circumstances as to the tax consequences to them of the Reverse Split, including the effect of any state, provincial, local or foreign tax laws.

         Any Canadian or U.S. federal tax liability to shareholders resulting from the Reverse Split is expected to be minimal. The receipt of New Shares in the Reverse Split should not result in any taxable gain or loss to shareholders for Canadian or U.S. federal income tax purposes. The tax basis of New Shares received as a result of the Reverse Split (including any fractional share interests to which a shareholder is entitled) will be equal, in the aggregate, to the basis of the shareholder's Old Shares as of the effective date of the Reverse Split. For Canadian or U.S. federal income tax purposes, the holding period of such Old Shares will be included in the holding period of the New Shares received as a result of the Reverse Split. Shareholders who receive cash in lieu of fractional shares will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered.

RECOMMENDATION AND VOTE

         At the Meeting, the shareholders will be asked to consider and, if thought fit, to approve the following special resolution:

                  "RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION THAT, upon receipt of final approval from The Alberta Stock Exchange and subject to the authority of the Board of Directors in its sole discretion to elect not to pursue such action, Item No. 2 of the Articles of the Corporation be amended to effect a reverse stock split of the Common Shares at the rate of one Common Share for every five Common Shares presently issued and outstanding in substantially such fashion as set forth in Schedule A to the Corporation's Management Information Circular and Proxy Statement for the Meeting, and that any one director or officer of the Corporation be authorized to sign the articles of amendment and to sign any other documents and take any other actions deemed necessary or proper to give effect to this resolution."

         THIS SPECIAL RESOLUTION WILL NOT TAKE EFFECT UNLESS IT IS APPROVED BY AT LEAST TWO-THIRDS OF THE VOTES CAST BY THE SHAREHOLDERS ON THE MOTION AT THE MEETING, APPROVED BY THE ASE, AND CONFIRMED BY THE ENDORSEMENT BY THE REGISTRAR UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA) OF A CERTIFICATE OF AMENDMENT OF THE ARTICLES OF THE CORPORATION. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THIS SPECIAL RESOLUTION APPROVING THE AMENDMENT OF THE ARTICLES.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE CORPORATION'S ARTICLES TO EFFECT THE ONE-FOR-FIVE REVERSE SPLIT OF THE COMMON SHARES.

3.       APPROVAL OF ADDITIONAL EQUITY ISSUANCES

         During 1997, the Corporation completed the sale of 13,333,333 Preferred Shares, convertible into an equal number of Common Shares, together with warrants to purchase an additional 10,000,000 Common Shares, to Warburg. Also during 1997, 141,844 Common Shares were issued in partial payment of the acquisition price of two hearing care clinics. Management of the Corporation believes that, in light of current market conditions and the Corporation's plans for future acquisitions of additional hearing care clinics and related businesses, further issuances of substantial amounts of Common Shares may continue to be in the best interests of the Corporation. The net proceeds of any such equity issuances would be used to finance the consummation of business opportunities in the hearing health industry pursued by the Corporation and for general working capital. There are at present no firm arrangements or understandings relating to the issuance of any additional Common Shares other than the 23,333,333 Common Shares issuable to Warburg and 12,510,308 Common Shares reserved for issuance pursuant to other outstanding share purchase warrants, convertible notes, and stock options held by employees, directors and officers of, and consultants to, the Corporation.

         Although the issuance of additional equity is generally within the discretion of the Board, authorization for the issuance of an additional 15,000,000 Common Shares by the shareholders of the Corporation is being sought in accordance with the policies of the ASE. Such equity issuances may be in the form of Common Shares, share purchase warrants or other convertible securities of the Corporation. The method, structure, timing and pricing of such equity issuances will be determined by the Board in its sole discretion and without any additional shareholder approval, subject to compliance with the requirements of applicable law, regulatory agencies, and any exchange or other facilities on which the Common Shares may be traded.

         The Common Shares do not have preemptive rights. The issuance of additional Common Shares may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of current shareholders. The issuance of additional Common Shares may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of actions such as certain business combinations, removal of management, or amendment of the Corporation's Articles or By-Laws. As discussed above under "Share Ownership by Principal Shareholders and Management--Acquisition of Securities by Warburg, Pincus Ventures, L.P.," Warburg, Pincus & Co. currently controls one-third of the voting power of the Shares and has veto power over significant corporate actions, including business combinations and the payment of cash dividends on the Common Shares. The Board and management have no knowledge of any current efforts by any third party to obtain control of the Corporation or to effect large accumulations of its Common Shares and are not submitting this proposal to the shareholders for an anti-takeover related purpose.

         At the Meeting, the shareholders will be asked to consider and, if thought fit, to approve the following resolution:

                  "BE IT RESOLVED THAT the Corporation be authorized to undertake further equity issuances of up to 15,000,000 Common Shares (3,000,000 Common Shares following the implementation, if any, of a one-for-five reverse stock split of the Common Shares), the method, structure, timing, and pricing of which will be in the sole discretion of the Board of Directors, provided that any such issuances of Common Shares shall be conducted in full compliance with the requirements of applicable law, regulatory agencies, and any exchange or other facilities on which the Common Shares may be traded."

         THIS RESOLUTION WILL NOT TAKE EFFECT UNLESS IT IS APPROVED BY AT LEAST A MAJORITY OF THE VOTES CAST BY THE SHAREHOLDERS ON THE MOTION AT THE MEETING. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THIS RESOLUTION AUTHORIZING ADDITIONAL EQUITY ISSUANCES.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF UP TO 15,000,000 ADDITIONAL COMMON SHARES.

4.       APPROVAL OF AMENDMENT TO STOCK AWARD PLAN

GENERAL

         Effective December 10, 1996, the Board of Directors adopted a Stock Award Plan providing for the grant of options to employees of the Corporation. The Board subsequently amended and restated the Stock Award Plan effective February 5, 1997, and adopted a second amendment and restatement effective October 15, 1997, which was approved by the shareholders of the Corporation on December 5, 1997. The Second Amended and Restated Stock Award Plan is hereinafter referred to as the "Award Plan."

         The purpose of the Award Plan is to promote and advance the interests of the Corporation and its shareholders by assisting the Corporation in attracting, retaining and rewarding key employees, directors and outside
advisers  and  linking  their   interests   with  those  of  the   Corporation's
shareholders.

         The Corporation also has in effect a Stock Option Plan adopted in November 1993, pursuant to which options to purchase 1,600,000 Common Shares were outstanding at December 31, 1997. No additional stock options will be granted under the Stock Option Plan.

         The Award Plan provides for the grant of stock options and other stock-based awards to the Corporation's officers and employees, non-employee directors, and outside consultants or advisers. Common Shares subject to awards granted under the Award Plan which expire or are otherwise canceled or terminated or are settled in cash in lieu of Common Shares will again become available for grants of new awards.

         At December 31, 1997, 13 officers and employees held awards under the Award Plan and represented the pool of persons considered eligible to participate in the Award Plan at that date. The closing sale price for the Common Shares on the ASE on December 31, 1997, was U.S. $____.

PROPOSED AMENDMENT TO THE AWARD PLAN

         On December 18, 1997, the Board adopted, subject to shareholder approval, an amendment to the Award Plan to increase the number of Common Shares which may be made the subject of awards under the Award Plan from 3,000,000 to 9,000,000 Common Shares. In the event the Reverse Split described above is implemented, the increase in the number of Common Shares issuable under the Award Plan would be adjusted from 6,000,000 to 1,200,000 Common Shares and the total number issuable would be adjusted from 9,000,000 to 1,800,000 Common Shares. At December 31, 1997, no options granted under the Award Plan had been exercised, options to purchase a total of 977,000 Common Shares were outstanding, and 2,023,000 Common Shares were available for future grants of awards under the Award Plan. The Corporation is presently unable to grant additional options under the Award Plan due to numeric limitations imposed by the ASE.

         The following table presents information with respect to stock options granted or proposed to be granted under the Award Plan. The type, number, and value of other Awards that may be granted in the future under the Award Plan is not known.

                                        NEW PLAN BENEFITS-STOCK AWARD PLAN

         Name and Position                                                      Number of Options

Brandon M. Dawson                                                                  2,700,000(1)(5)
 President and Chief Executive Officer
Edwin J. Kawasaki                                                                  1,200,000(2)(5)
 Vice President-Finance and Chief Financial Officer
Randall E. Drullinger                                                                400,000(3)(5)
 Vice President-Marketing
Kathy A. Foltner                                                                     125,000(4)
 Vice President-Operations
Gregory J. Frazer, Ph.D.                                                                   0
 Vice President-Business Development
All current executive officers as a group                                          4,425,000
Non-employee directors as a group                                                          0
Non-executive employees as a group                                                   652,000
--------------

(1) The Corporation has agreed to grant Mr. Dawson nonqualified stock options to purchase a total of 2,700,000 Common Shares as soon as it is permitted to do so, which would occur in the event the Common Shares are listed on the AMEX. The exercise price of the options would be the greater of the fair market value of a Common Share on the date of grant and (i) $1.35 as to 1,800,000 Common Shares,
(ii) $2.00 as to 400,000 Common Shares, and (iii) $2.40 as to 500,000 Common Shares.

(2) The Corporation has agreed to grant to Mr. Kawasaki nonqualified stock options to purchase a total of 1,000,000 Common Shares as soon as it is permitted to do so, which would occur in the event the Common Shares are listed on the AMEX. The exercise price of the options would be the greater of the fair market value of a Common Share on the date of grant and (i) $1.35 as to 640,000 Common Shares, (ii) $2.00 as to 160,000 Common Shares, and (iii) $2.40 as to 200,000 Common Shares. Mr. Kawasaki also holds an incentive stock option to purchase 170,000 Common Shares at an exercise price of $1.12 per Common Share and a second incentive stock option to purchase 30,000 Common Shares at an exercise price of $1.41 per Common Share.

(3) The Corporation has agreed to grant to Mr. Drullinger nonqualified stock options to purchase a total of 400,000 Common Shares as soon as it is permitted to do so, which would occur in the event the Common Shares are listed on the AMEX. The exercise price of the options would be the greater of the fair market value of a Common Share on the date of grant and (i) $1.35 as to 220,000 Common Shares, (ii) $2.00 as to 80,000 Common Shares, and (iii) $2.40 as to 100,000 Common Shares.

(4) Exercisable at a price of $1.45 per Common Share.

(5) Each of the options will vest in four equal annual installments beginning one year following the date of grant and will expire 10 years after the date of grant or such shorter period as is the maximum term allowable under the rules of the principal stock exchange on which the Common Shares are traded on the date of grant. The options, other than Mr. Kawasaki's existing options, will become exercisable in full immediately upon a change in control of the Corporation, which will be deemed to occur if (i) a person acquires beneficial ownership of 50% or more of the combined voting power of the Corporation, with certain exceptions, (ii) a majority of the incumbent directors (or nominees approved by a majority of the incumbent directors, including subsequently approved directors) cease to be directors of the Corporation, (iii) a reorganization, amalgamation or sale of substantially all the assets of the Corporation, with certain exceptions, is consummated, or (iv) the shareholders of the Corporation approve a complete liquidation or dissolution of the Corporation.

DESCRIPTION OF AWARDS UNDER THE AWARD PLAN

         The types of awards (collectively referred to as "Awards") that may be granted by the Board under the Award Plan include:

         Options. Options to purchase Common Shares may be incentive stock options meeting the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options which are not eligible for such tax-favored treatment. Options may expire not more than five years from the date of grant. The exercise price per share must be equal to or greater than 100% of the fair market value of a Common Share on the date the option is granted for incentive stock options and at a discount of not more than 25% from such fair market value for nonqualified options (or such lesser discount as may be permitted by the policies of the ASE, if applicable).

         Stock Appreciation Rights. A recipient of stock appreciation rights will receive upon exercise an amount equal to the excess (or specified portion thereof) of the fair market value of a Common Share on the date of exercise over the base price, multiplied by the number of shares as to which the rights are exercised. The base price will be designated by the Board in the award agreement and may be equal to, higher or lower than the fair market value of the Common Shares on the date of grant. Payment may be in cash, in Common Shares or in any other form or combination of methods approved by the Board.

         Restricted Units. Restricted units are awards of units equivalent in value to a Common Share, which may be subject to forfeiture if the recipient terminates employment or service as a director or consultant during a specified period. At the expiration of such period, the restricted units vest and payment is made in an amount equal to the value of the number of shares covered by the restricted units. Payment may be in cash or Common Shares or in any other form or combination of methods approved by the Board.

         Performance Awards. Performance Awards are granted in units equivalent in value to a Common Share. A performance Award is subject to forfeiture if or to the extent the recipient fails to meet certain performance goals during a designated performance cycle. Performance Awards earned by attaining performance goals are paid at the end of a performance cycle in cash or Common Shares or in any other form or combination of methods approved by the Board.

         Other Stock-Based Awards. The Board may grant other Awards that involve payments or grants of Common Shares or are measured by or in relation to Common Shares. The Award Plan provides flexibility to design new types of stock-based or stock-related Awards to attract and retain employees, officers, directors, and outside advisers in a competitive environment.

         Nontransferability. Awards are not transferable or assignable except by will or the laws of descent and distribution.

ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

         In the event of a change in capitalization, the Board will make such proportionate adjustments in the aggregate number of shares for which Awards may be granted under the Award Plan, the maximum number of shares which may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding Awards, as the Board in its sole discretion deems appropriate. As noted above, the numbers of Common Shares issuable under the Award Plan and subject to outstanding options will be adjusted upon implementation of the Reverse Split.

DURATION, TERMINATION AND AMENDMENT OF THE AWARD PLAN

         The Award Plan will remain in effect until Awards have been granted covering all available Common Shares under the Award Plan or the Award Plan is otherwise terminated by the Board. The Board may terminate the Award Plan at any time, but any such termination will not affect any outstanding Awards. The Board may also amend the Award Plan from time to time, subject to approval, to the extent required, by any regulatory authority having jurisdiction over the Award Plan, but may not, without shareholder approval, materially increase the aggregate number of Common Shares that may be issued under the Award Plan other than in connection with adjustments for a change in capitalization.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

         The following discussion summarizes the principal anticipated U.S. federal income tax consequences of grants of Awards under the Award Plan to participants and to the Corporation. All recipients of Awards under the Award Plan to date are U.S. residents.

                        TAX CONSEQUENCES TO PARTICIPANTS

         Incentive Stock Options. Incentive stock options under the Award Plan are intended to meet the requirements of Section 422 of the Code. A participant does not realize taxable income upon the grant of an incentive stock option or upon the issuance of shares when the option is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a mid-term or long-term capital gain, as applicable, and any loss will be a long-term capital loss, except that if such disposition occurs within one year after exercise of the option or two years after grant of the option, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an incentive stock option is treated as a nonqualified option.

         Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize ordinary income measured by the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The participant's cost basis in the acquired shares is the fair market value of the shares on the exercise date. Any gain upon sale of the shares is capital gain.

         Stock Appreciation Rights. The grant of a stock appreciation right to a participant will not cause the recognition of income by the participant. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any Common Shares or other property delivered to the participant.

         Restricted Units and Performance Awards. Generally, a participant will not recognize any income upon issuance of an Award of restricted units or performance units that is subject to forfeiture during a restriction period or performance cycle. Generally, a participant will recognize compensation income upon the vesting of restricted units or performance units in an amount equal to the amount of cash payable to the participant plus the fair market value of Common Shares or other property delivered to the participant.

                       TAX CONSEQUENCES TO THE CORPORATION

         To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an incentive stock option, the Corporation will not be entitled to any tax deduction in connection with incentive stock options. In all other cases, the Corporation will be entitled to receive a U.S. federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to Awards.

RECOMMENDATION AND VOTE

         At the Meeting, the shareholders will be asked to consider and, if thought fit, to approve the following resolution:

                  "BE IT RESOLVED THAT the amendment of the Second Amended and Restated Stock Award Plan of the Corporation to increase the number of Common Shares issuable thereunder from 3,000,000 to 9,000,000 Common Shares is hereby approved."

         THIS RESOLUTION WILL NOT TAKE EFFECT UNLESS IT IS APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL AT THE MEETING. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS INSTRUCTED OTHERWISE, INTEND TO VOTE FOR THIS RESOLUTION APPROVING AMENDMENT OF THE AWARD PLAN.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF APPROVAL OF AN AMENDMENT TO THE AWARD PLAN TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE THEREUNDER TO 9,000,000 COMMON SHARES.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Shareholder proposals submitted for inclusion in the 1998 proxy materials and consideration at the 1998 annual general meeting of shareholders must be received by the Corporation by July 1, 1998. Any such proposal should comply with the SEC's rules governing shareholder proposals submitted for inclusion in proxy materials.

         The contents and the sending of this Circular have been approved by the Board.

Portland, Oregon                            BY ORDER OF THE BOARD OF DIRECTORS
January 7, 1998

                                            Brian S. Thompson
                                            Secretary

                                                                      SCHEDULE A


ITEM NO. 2 OF THE ARTICLES OF THE ABOVE-NAMED CORPORATION IS
AMENDED IN ACCORDANCE WITH SECTION 167(1)(a) OF THE BUSINESS
CORPORATIONS ACT OF ALBERTA BY THE ADDITION OF THE FOLLOWING
PROVISION:

Simultaneously with the effective date of this amendment (the "Effective Date"), each of the Corporation's Common Shares, without nominal or par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Shares") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fifth (1/5) of a Common Share, without nominal or par value (the "New Common Shares"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding Old Common Shares (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole New Common Shares into which and for which the Old Common Shares formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Shares will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a New Common Share to which the holder would otherwise be entitled, a cash payment therefor on the basis of the closing price of the Old Common Shares on The Alberta Stock Exchange on the Effective Date (or in the event the Common Shares are not so traded on the Effective Date, such closing price on the next preceding day on which such shares were traded on The Alberta Stock Exchange). If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of whole New Common Shares for which New Certificates shall be issued shall be computed on the basis of the aggregate number of Old Common Shares represented by the Old Certificates so surrendered. In the event that the Corporation's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of four Old Common Shares. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation's Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the New Common Shares into which and for which the Old Common Shares are reclassified under the terms hereof shall be the same as the amount of capital represented by the Old Common Shares so reclassified, until thereafter reduced or increased in accordance with applicable law.

                            HEALTHCARE CAPITAL CORP.
                                 --------------

                                      PROXY

                                 --------------


             FOR USE AT THE SPECIAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 9, 1998

         The undersigned shareholder of HEALTHCARE CAPITAL CORP. (the "Corporation") hereby appoints Douglas F. Good, Chairman of the Board of the Corporation, or failing him, Brandon M. Dawson, President and a director of the Corporation, or failing him, Gregory J. Frazer, a director of the Corporation, or instead of any of the foregoing, ------------------------- as proxy for the undersigned to attend and act for and on behalf of the undersigned at the Special General Meeting of the Shareholders of the Corporation (the "Meeting") to be held on the 9th day of February, 1998, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the designee named above is specifically directed to vote (or withhold or abstain from voting) the Common Shares and Preferred Shares of the Corporation registered in the name of the undersigned as indicated below.


1.       RESOLUTION APPROVING A CHANGE IN THE CORPORATION'S NAME TO SONUS CORP.

                  FOR [ ]           AGAINST [ ]               WITHHOLD VOTE [ ]


2.       RESOLUTION APPROVING A ONE-FOR-FIVE REVERSE SPLIT OF THE COMMON SHARES.

                  FOR [ ]           AGAINST [ ]               WITHHOLD VOTE [ ]


3. RESOLUTION AUTHORIZING THE ISSUANCE OF UP TO 15,000,000 COMMON SHARES (3,000,000 Common Shares if a one-for-five reverse stock split is implemented).

                  FOR [ ]           AGAINST [ ]               WITHHOLD VOTE [ ]


4.       RESOLUTION  APPROVING  AMENDMENT TO SECOND  AMENDED AND RESTATED  STOCK
         AWARD PLAN.

                  FOR [ ]           AGAINST [ ]               WITHHOLD VOTE [ ]


5. To vote at the discretion of the proxy designee on any amendments or variations to the foregoing and on any other matters (other than matters which are to come before the Meeting and which are the subject of another proxy executed by the undersigned) which may properly come before the Meeting or any adjournment or adjournments thereof.




                                               (PLEASE SIGN AND DATE ON REVERSE)

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION AT THE DIRECTION OF THE BOARD OF DIRECTORS. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING OTHER THAN ONE OF THE PERSONS LISTED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON (WHO NEED NOT BE A SHAREHOLDER) IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE. THE UNDERSIGNED REVOKES ANY INSTRUMENT OF PROXY PREVIOUSLY GIVEN FOR THE PURPOSE OF THE MEETING IN RESPECT OF COMMON SHARES AND PREFERRED SHARES HELD BY THE UNDERSIGNED.

DATED --------------, 1998.



------------------------------------------------
Signature of Shareholder(s)

                   NOTES:

                   1. Please sign exactly as your name appears below. If the shares are jointly held, each joint owner named should sign. When signing as attorney, personal representative, administrator, or other fiduciary, please give full title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer or person. If the proxy form is not dated in the space provided, it is deemed to bear the date on which it is mailed by the management of the Corporation.

                   2. IN THE EVENT THAT NO SPECIFICATION HAS BEEN MADE WITH RESPECT TO THE VOTING ON ONE OR MORE OF THE RESOLUTIONS REFERRED TO IN ITEMS 1 THROUGH 4 ABOVE, THE PROXY DESIGNEE IS INSTRUCTED TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON EACH SUCH MATTER AND FOR SUCH RESOLUTION. MARKING THE "WITHHOLD VOTE" BOX ON ITEMS 1 THROUGH 4 WILL BE DEEMED TO HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                   3. To be effective, proxies must be received before 10 a.m. (Calgary time) on February 6, 1998, by CIBC Mellon Trust Company, Suite 600, 333-7th Avenue S.W., Calgary, Alberta, Canada T2P 2Z1 or be presented at the Meeting.


                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   PROMPTLY USING THE ENCLOSED ENVELOPE.

                            HEALTHCARE CAPITAL CORP.

                           SECOND AMENDED AND RESTATED

                                STOCK AWARD PLAN

                         (AS AMENDED DECEMBER 18, 1997)


                                    ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

                  1.1 Establishment; Amendment and Restatement. HealthCare Capital Corp. ("Corporation") established the HealthCare Capital Corp. Stock Award Plan (the "Plan"), effective as of December 10, 1996, subject to shareholder approval as provided in Article 16 of the Plan. The Plan was previously amended and restated effective February 5, 1997, was further amended and restated effective October 15, 1997, and was further amended to increase the number of Shares issuable hereunder to 9,000,000 Shares, subject to shareholder approval.

                  1.2 Purpose. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation and its subsidiaries to attract, retain, and reward key employees, directors, and outside consultants. It is also intended to strengthen the mutuality of interests between such employees, directors, and outside consultants and Corporation's shareholders. The Plan is designed to meet this intent by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                    ARTICLE 2
                                   DEFINITIONS

                  2.1 Defined Terms. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Units, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

                  "AWARD  AGREEMENT"  means an agreement as described in Section
6.4 evidencing an Award granted under the Plan.

                  "BOARD" means the Board of Directors of Corporation.

                  "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

                  "CONSULTANT" means any consultant or adviser to Corporation or a Subsidiary who is not an employee of Corporation or a Subsidiary, but does not include any person involved in a capital-raising or investor relations activity on behalf of the Corporation.

                  "CONTINUING RESTRICTION" means a Restriction contained in Sections 15.4, 15.6, and 15.7 of the Plan and any other Restrictions expressly designated by the Board in an Award Agreement as a Continuing Restriction.

                  "CORPORATION" means HealthCare Capital Corp., an Alberta, Canada, corporation, or any successor corporation.

                  "DISABILITY" means the condition of being "disabled" within the meaning of Section 22(e)(3) of the Code. However, the Board may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

                  "DOLLARS" OR "$" means United States dollars.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

                  "FAIR MARKET VALUE" of a Share on a particular day means, without regard to any Restrictions, the mean between the reported high and low sale prices, or, if there is no sale on such day, the mean between the reported bid and asked prices, for that day, of Shares on that day or, if that day is not a trading day, the last prior trading day, on the principal securities exchange or automated securities interdealer quotation system on which such Shares shall have been traded.

                  "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

                  "NONEMPLOYEE DIRECTOR" means a member of the Board who is not an employee of Corporation or a Subsidiary.

                  "NONQUALIFIED OPTION" or "NQO" means any Option granted pursuant to the Plan that is not an Incentive Stock Option.

                  "OPTION" means an ISO or an NQO.

                  "OTHER  STOCK-BASED  AWARD"  means an Award  as  described  in
Section 11.1.

                  "PARTICIPANT" means an employee or Consultant of Corporation or a Subsidiary or a Nonemployee Director who is granted an Award under the Plan.

                  "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on attaining one or more Performance Goals.

                  "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

                  "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

                  "PLAN" means this HealthCare Capital Corp. Stock Award Plan, as amended and restated as set forth herein and as it may be hereafter amended from time to time.

                  "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  "RESTRICTED UNIT" means an Award of stock units representing Shares described in Section 9.1 of the Plan.

                  "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

                  "RETIREMENT" means:

                  (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries at or after age 65, or such earlier retirement date as approved by the Board for purposes of the Plan;

                  (b) For Participants who are Nonemployee Directors, termination of membership on the Board after attaining age 65, or such earlier retirement date as approved by the Board for purposes of the Plan; and

                  (c)  For   individual   Participants   who  are   Consultants,
         termination of service as a Consultant after attaining a retirement age specified by the Board for purposes of an Award to such Consultant.

However, the Board may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

                  "SHARES" means the Common Shares without nominal or par value of Corporation or any security of Corporation issued in substitution, exchange, or in lieu of such securities.

                  "STOCK APPRECIATION RIGHT" or "SAR" means an Award described in Article 8 of the Plan.

                  "STOCK OPTION PLAN" means the Corporation's incentive stock option plan adopted effective November 18, 1993.

                  "SUBSIDIARY" means a "subsidiary corporation" of Corporation within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

                  "VEST" or "VESTED" means:

                  (a) In the case of an Award that requires  exercise,  to be or
         to  become   immediately   and  fully   exercisable  and  free  of  all
         Restrictions (other than Continuing Restrictions);

                  (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

                  (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

                  (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

                  2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

                                    ARTICLE 3
                                 ADMINISTRATION

                  3.1 General. Except as provided in Section 3.2, the Plan shall be administered by the Board.

                  3.2 Committee. The Board may delegate administration of the Plan to a committee of two or more Nonemployee Directors. In the event the Board delegates administration to such a committee, the committee will have all the authority of the Board with respect to administration of the Plan, other than the authority to grant Awards to Nonemployee Directors, which authority shall reside exclusively with the Board, and subject to any additional limits on such delegation imposed by the Board.

                  3.3 Authority of the Board. The Board shall have full power and authority to administer the Plan in its sole discretion, including the authority to:

                  (a)  Construe and interpret the Plan and any Award Agreement;

                  (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

                  (c) With respect to Participants:

                           (i) Select the employees,  Nonemployee Directors, and
                  Consultants who will be granted Awards;

                           (ii) Determine the number and types of Awards to be granted to each Participant;

                           (iii) Determine the number of Shares, or Share equivalents, to be subject to each Award;

                           (iv) Determine the option price, purchase price, base
                  price, or similar feature for any Award; and

                           (v) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan and subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

Decisions of the Board, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

                  3.4 Liability of Board Members. No member of the Board will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

                  3.5 Costs of Plan. The costs and expenses of administering the Plan will be borne by Corporation.

                                    ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

                  4.1 Duration of the Plan. The HealthCare Capital Corp. Stock Award Plan initially became effective December 10, 1996, subject to approval by Corporation's shareholders as provided in Article 16 of the Plan. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board.
Termination of the Plan will not affect outstanding Awards.

                  4.2  Shares Subject to the Plan.

                  4.2.1 General. The shares which may be made subject to Awards under the Plan are Shares, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan.

                  4.2.2 Maximum Number of Shares. The maximum number of Shares for which Awards may be granted under the Plan is 9,000,000 Shares, subject to adjustment pursuant to Article 13 of the Plan; provided that the maximum number of Shares issuable under the Plan may not exceed the number permitted by the regulations, guidelines or policies of any regulatory authority having jurisdiction over the issuance of Shares pursuant to the Plan.

                  4.2.3 Availability of Shares for Future Awards. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan. Furthermore, any Shares covered by a Stock Appreciation Right which are not issued upon exercise will become available for future Awards.

                                    ARTICLE 5
                                   ELIGIBILITY

                  Officers and other key employees of Corporation and its Subsidiaries (who may also be directors of Corporation or a Subsidiary), Consultants, and Nonemployee Directors who, in the Board's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

                                    ARTICLE 6
                                     AWARDS

                  6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

                  (a) Options governed by Article 7 of the Plan;

                  (b) Stock  Appreciation  Rights  governed  by Article 8 of the
         Plan;

                  (c)  Restricted Units governed by Article 9 of the Plan;

                  (d) Performance Awards governed by Article 10 of the Plan; and

                  (e) Other Stock-Based Awards or combination Awards governed by
         Article 11 of the Plan.

In the discretion of the Board, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

                  6.2 General. Subject to the limitations of the Plan, the Board may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Board, in its discretion, deems appropriate; provided that all Awards granted under the Plan are subject to approval by any regulatory authority having jurisdiction over such grants. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  6.3 Nonuniform Determinations. The Board's determinations under the Plan or under one or more Award Agreements, including, without limitation, the selection of Participants to receive Awards, the type, form, amount, and timing of Awards, the terms of specific Award Agreements, and elections and determinations made by the Board with respect to exercise or payments of Awards, need not be uniform and may be made by the Board selectively among Participants and Awards, whether or not Participants are similarly situated.

                  6.4 Award Agreements. Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements, or the form thereof, must be approved by the Board and may, subject to the provisions of the Plan, contain any provision approved by the Board, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  6.5 Provisions Governing All Awards. All Awards will be subject to the following provisions:

                  (a) Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically will cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

                  (b) Rights as Shareholders. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

                  (c) Employment Rights. Neither the adoption of the Plan nor the granting of any Award will confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a consultant to Corporation or any Subsidiary, as the case may be, and will not interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason or for no reason, with or without cause.

                  (d) Termination Of Employment. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Nonemployee Director or Consultant will be determined by the Board and specified in the applicable Award Agreement, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  (e) Change in Control. The Board, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Board may define such term in the Award Agreement), as of the date of such change in control:

                           (i) All, or a specified  portion of, Awards requiring
                  exercise  will  become  fully  and  immediately   exercisable,
                  notwithstanding any other limitations on exercise;

                           (ii) All, or a specified  portion of, Awards  subject
                  to Restrictions will become fully Vested; and

                           (iii) All, or a specified  portion of, Awards subject
                  to Performance Goals will be deemed to have been fully earned.

         The Board, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

                  (f) Reporting Persons. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are Reporting Persons without so restricting, limiting or conditioning the Plan with respect to other Participants.

                  (g) Service Periods. At the time of granting Awards, the Board may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                  (h) Nontransferability. Each Award shall not be transferable or assignable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

                                    ARTICLE 7
                                     OPTIONS

                  7.1 Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Board may grant Options under the Plan meeting the requirements of such forms of options.

                  7.2 General. Options will be subject to the terms and conditions set forth in Article 6 of the Plan and this Article 7 and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  7.3 Option Price. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which will not be less than:

                  (a) 75 percent of the Fair Market Value of a Share on the date of grant for all Nonqualified Options; or

                  (b) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options;

provided that at no time shall the option exercise price of an Option at the date of grant be greater or less than that permitted under the regulations, guidelines or policies of any regulatory authority having jurisdiction over Awards granted under the Plan.

                  7.4 Option Term. The Award Agreement for each Option will specify the term during which the Option may be exercised, as determined by the Board, subject to approval by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  7.5 Time of Exercise. The Award Agreement for each Option will specify, as determined by the Board:

                  (a) The time or times when the Option will become exercisable and whether the Option will become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

                  (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as are determined by the Board; and

                  (c) The extent, if any, to which the Option will remain exercisable after the Participant ceases to be an employee, Consultant or Nonemployee Director of Corporation or a Subsidiary;

in  each  case,   subject  to  approval  by  any  regulatory   authority  having
jurisdiction over Awards granted under the Plan. An Award Agreement for an Option may, in the discretion of the Board, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation.

                  7.6 Method of Exercise. The Award Agreement for each Option will specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Board, by delivery (in a form approved by the Board) of an irrevocable direction to a securities broker acceptable to the Board (i) to sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and withholding taxes due, or (ii) to pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due.

                  7.7 Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall be in conformance with the statutory and regulatory requirements specified in Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may not be granted under the Plan after December 9, 2006, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

                  8.1 General. Stock Appreciation Rights will be subject to the terms and conditions set forth in Article 6 of the Plan and this Article 8 and may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  8.2 Nature of Stock Appreciation Right. A Stock Appreciation Right (or SAR) is an Award entitling a Participant to receive an amount equal to the excess (or if the Board determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR is exercised. The base price will be designated by the Board in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Board determines.

                  8.3 Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Board. The Board may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions.

                  8.4 Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, or in any other form or combination of such methods as the Board shall determine.


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


                                    ARTICLE 9
                                RESTRICTED UNITS

                  9.1 Nature of Restricted Units. A Restricted Unit is an Award of stock units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Board deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Consultant or Nonemployee Director) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

                  9.2 General. Restricted Units will be subject to the terms and conditions of Article 6 of the Plan and this Article 9 and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  9.3 Restriction Period. Restricted Units will provide that such Awards, and the Shares subject to such Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Awards, the Participant must remain in the employment (or remain as a Consultant or Nonemployee Director) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the date of grant of the Award and ending on such later date or dates as the Board may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares underlying Restricted Units. The Board, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Units or portion thereof, as the case may be. Although Restricted Units usually will Vest based on continued employment (or continued service as a Consultant or Nonemployee Director) and Performance Awards under Article 10 of the Plan will usually Vest based on attainment of Performance Goals, the Board, in its discretion, may condition Vesting of Restricted Units on attainment of Performance Goals as well as continued employment (or continued service as a Consultant or Nonemployee Director). In such case, the Restriction Period for such Restricted Units will include the period prior to satisfaction of the Performance Goals.

                  9.4 Forfeiture. If a Participant ceases to be an employee (or Consultant or Nonemployee Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Units previously granted to the Participant be forfeited and returned to Corporation.

                  9.5 Settlement of Vested Restricted Units. Upon Vesting of an Award (or portion thereof) of Restricted Units, a Participant will be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the number of Shares covered by such Restricted Units at the expiration of the applicable Restriction Period. Payment


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


in settlement of a Restricted Unit will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, or in any other form or combination of such methods as the Board, in its sole discretion, determines.

                                   ARTICLE 10
                               PERFORMANCE AWARDS

                  10.1 General. Performance Awards will be subject to the terms and conditions set forth in Article 6 of the Plan and this Article 10 and may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

                  10.2 Nature of Performance Awards. A Performance Award is an Award of stock units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Board deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion of such Award in the event specified Performance Goals are not met within a designated Performance Cycle.

                  10.3 Performance Cycles. For each Performance Award, the Board will designate a performance period (the "Performance Cycle") with a duration to be determined by the Board in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles for specific Awards may differ from each other.

                  10.4 Performance Goals. For each Performance Award, the Board will establish Performance Goals on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. Performance Goals may be based on performance criteria for Corporation, a Subsidiary, or an operating group or division, or based on a Participant's individual performance. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Board may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

                  10.5 Determination of Vested Awards. As soon as practicable after the end of a Performance Cycle, the Board will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

                  10.6 Timing and Form of Payment. Settlement of earned Performance Awards will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Board's determination under
Section 10.5, in the form of cash, installments, or Shares, or in any form or combination of such methods as the Board determines.

                                   ARTICLE 11
                    OTHER STOCK-BASED AND COMBINATION AWARDS

                  11.1  Other  Stock-Based  Awards.  The Board  may grant  other
Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

                  11.2 Combination Awards. The Board may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

                  The Board may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn-out, or Vesting of an Award made under the Plan. If any such election is permitted, the Board will establish rules and procedures for such payment deferrals, including, but not limited to, payment or crediting of a growth factor on such deferred amounts credited in cash.

                                   ARTICLE 13
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  13.1 Plan Does Not Restrict Corporation. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  13.2 Adjustments by the Board. In the event of any change in capitalization affecting the Shares of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Shares, such proportionate adjustments as the Board, in its sole discretion, deems appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Board may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                   ARTICLE 14
                            AMENDMENT AND TERMINATION

                  Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable; provided that the Board may not, without approval of the shareholders, make any amendment that would materially increase the aggregate number of Shares that may be issued under the Plan (except for adjustments pursuant to Article 13 of the Plan); and provided further that any amendment of the Plan shall be subject to approval, to the extent required, by any regulatory authority having jurisdiction over the Plan.

                                   ARTICLE 15
                                  MISCELLANEOUS

                  15.1  Tax Withholding.

                  15.1.1 General. Corporation will have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any taxes of any kind required by the laws of any Canadian or U.S. jurisdiction to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan may be required to make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations, whether or not such recipient is an employee of Corporation or a Subsidiary on the date of such settlement. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

                  15.1.2 Stock Withholding. The Board, in its sole discretion, may permit a Participant to satisfy all or a part of the withholding tax obligations incident to the settlement of an Award involving payment or delivery of Shares to the Participant by having Corporation withhold a portion of the Shares that would otherwise be issuable to the Participant. Such Shares will be valued based on their Fair Market Value on the date the tax withholding is required to be made.

                  15.2 Unfunded Plan. The Plan will be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

                  15.3 Payments to Trust. The Board is authorized to cause to be established a trust agreement or several trust agreements whereunder the Board may make payments of amounts due or to become due to Participants in the Plan. However, the Board has no obligation to establish such a trust or fund.

                  15.4 Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is provisional until cash is paid in settlement of such Award or that the grant of an Award payable in Shares is provisional until the Participant becomes entitled to the stock certificate in settlement of such Award. In the event the employment (or service as a Consultant or Nonemployee Director) of a Participant is terminated for cause (as defined below), any Award that is provisional will be annulled as of the date of such termination for cause. For the purpose of this Section 15.4, the term "for cause" will have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct that is materially detrimental to the best interests of Corporation, as determined by the Board.

                  15.5 Engaging in Competition With Corporation. Any Award Agreement may provide that, if a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within 18 months after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Board, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment with Corporation.

                  15.6 Other  Corporation  Benefit  and  Compensation  Programs.
Payments and other benefits received by a Participant under an Award made pursuant to the Plan will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Board expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

                  15.7 Securities Law Restrictions. No Shares will be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with the applicable securities laws of any Canadian or U.S. jurisdiction. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Board deems advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the Alberta or British Columbia Securities Commissions, any stock exchange upon which the Shares are then listed, and any applicable securities law. The Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  15.8 Governing Law. Except with respect to references to the Code or applicable securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the State of Oregon.

                                   ARTICLE 16
                              SHAREHOLDER APPROVAL

                  The adoption of the Plan, as amended and restated effective October 15, 1997, and any grant of Awards under the Plan are expressly subject to the approval of the Plan by the shareholders at the 1997 annual meeting of Corporation's shareholders. In the event that such shareholder approval is received, no additional stock options will be granted thereafter under the Stock Option Plan and such plan will immediately terminate; provided that such termination will have no effect on any options previously granted thereunder.

                                   ARTICLE 17
                                 OTHER APPROVALS

                  For so long as the Shares are listed on The Alberta Stock Exchange, the Plan is subject to approval by such Exchange and compliance with all conditions imposed by such Exchange from time to time with respect to the granting and administration of Awards under the Plan.